Exhibit 99

				  JOINT FILER INFORMATION



Joint Filer
Name:			    Rho Management Ventures IV, L.L.C.

Relationship to
Issuer:		   10% Owner

Address:					   Carnegie Hall Tower, 152 West
57th
							   Street, 23rd Floor

Designated Filer:			    Rho
Ventures IV, L.P.

Date of Event Requiring
  Statement:				    April
18, 2006

Issuer Name and Ticker or
  Trading Symbol:			    Vanda
Pharmaceuticals Inc. (VNDA)


Signature					  Rho Management Ventures
IV, L.L.C.


							 By: /s/ Jeffrey Martin

---------------------------------
    							   Jeffrey Martin,
Authorized Signatory




Joint Filer Name:			    Rho Management
Trust I

Relationship to Issuer:		   10% Owner

Address:
Carnegie Hall Tower, 152 West 57th
							   Street, 23rd Floor


Designated Filer:			    Rho Ventures IV, L.P.

Date of Event
Requiring
  Statement:				    April 18, 2006

Issuer Name and Ticker
or
  Trading Symbol:			    Vanda Pharmaceuticals Inc. (VNDA)




Signature					  Rho Management Trust I


							 By: Rho Capital
Partners, Inc. Trustee

							 By: /s/ Jeffrey Martin

---------------------------------
    							   Jeffrey Martin,
Authorized Signatory




Joint Filer Name:			    Rho Ventures IV
(QP), L.P.

Relationship to Issuer:		   10% Owner

Address:
Carnegie Hall Tower, 152 West 57th
							   Street, 23rd Floor


Designated Filer:			    Rho Ventures IV, L.P.

Date of Event
Requiring
  Statement:				    April 18, 2006

Issuer Name and Ticker
or
  Trading Symbol:			    Vanda Pharmaceuticals Inc. (VNDA)




Signature					  Rho Ventures IV (QP), L.P.


							 By: Rho
Management Ventures IV, L.L.C.
							  Its General Partner


By: /s/ Jeffrey Martin
								 ---------------------------------

								 Jeffrey Martin, Authorized Signatory




Joint Filer
Name:			    Rho Ventures IV GmbH & Co. Beteiligungs KG

Relationship to
Issuer:		   10% Owner

Address:					   Carnegie Hall Tower, 152 West
57th
							   Street, 23rd Floor

Designated Filer:			    Rho
Ventures IV, L.P.

Date of Event Requiring
  Statement:				    April
18, 2006

Issuer Name and Ticker or
  Trading Symbol:			    Vanda
Pharmaceuticals Inc. (VNDA)



Signature					  Rho Ventures IV GmbH
& Co. Beteiligungs KG


							 By:   Rho Capital Partners
Verwaltungs GmbH


							 By: /s/ Jeffrey Martin

---------------------------------
								 Jeffrey Martin, Authorized
Signatory




Joint Filer Name:			    Rho Capital Partners
Verwaltungs GmbH

Relationship to Issuer:		   10% Owner


Address:					   Carnegie Hall Tower, 152 West 57th
							   Street,
23rd Floor

Designated Filer:			    Rho Ventures IV, L.P.

Date of
Event Requiring
  Statement:				    April 18, 2006

Issuer Name and
Ticker or
  Trading Symbol:			    Vanda Pharmaceuticals Inc. (VNDA)




Signature					  Rho Capital Partners Verwaltungs GmbH



							 By: /s/ Jeffrey Martin

---------------------------------
							   Jeffrey Martin, Authorized
Signatory




Joint Filer Name:			    Rho Capital Partners, Inc.


Relationship to Issuer:		   10% Owner

Address:					   Carnegie
Hall Tower, 152 West 57th
							   Street, 23rd Floor

Designated
Filer:			    Rho Ventures IV, L.P.

Date of Event Requiring

Statement:				    April 18, 2006

Issuer Name and Ticker or
  Trading
Symbol:			    Vanda Pharmaceuticals Inc. (VNDA)


Signature					  Rho
Capital Partners, Inc.


							 By: Rho Capital Partners, Inc.

							   Trustee

							 By: /s/ Jeffrey Martin

---------------------------------
							   Jeffrey Martin, Authorized
Signatory




Joint Filer Name:			    Mark Leschly


Relationship to Issuer:		   10% Owner

Address:					   Carnegie Hall
Tower, 152 West 57th
							  Street, 23rd Floor

Designated
Filer:			    Rho Ventures IV, L.P.

Date of Event Requiring

Statement:				    April 18, 2006

Issuer Name and Ticker or
  Trading
Symbol:			    Vanda Pharmaceuticals Inc. (VNDA)



Signature
Mark Leschly


							 By: /s/ Jeffrey Martin

---------------------------------
								 Jeffrey Martin, Authorized
Signatory




Joint Filer Name:			    Habib Kairouz


Relationship to Issuer:		   10% Owner

Address:					   Carnegie Hall
Tower, 152 West 57th
							   Street, 23rd Floor

Designated
Filer:			    Rho Ventures IV, L.P.

Date of Event Requiring

Statement:				    April 18, 2006

Issuer Name and Ticker or
  Trading
Symbol:			    Vanda Pharmaceuticals Inc. (VNDA)

Signature					  Habib
Kairouz


							 By: /s/ Jeffrey Martin

---------------------------------
								 Jeffrey Martin, Authorized
Signatory




Joint Filer Name:			    Joshua Ruch


Relationship to Issuer:		   10% Owner

Address:					   Carnegie Hall
Tower, 152 West 57th
							   Street, 23rd Floor

Designated
Filer:			    Rho Ventures IV, L.P.

Date of Event Requiring

Statement:				    April 18, 2006

Issuer Name and Ticker or
  Trading
Symbol:			    Vanda Pharmaceuticals Inc. (VNDA)



Signature
Joshua Ruch


							 By: /s/ Jeffrey Martin

---------------------------------
								 Jeffrey Martin, Authorized
Signatory